UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2026

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	New York Stock Exchange and NYSE Texas
Depositary Shares, each representing a 1/20 interest in a share of 8.50% Series A Mandatory Convertible Preferred Stock	WHR-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 2, 2026, Whirlpool Corporation (the “Company”) provided the below recalculation of its 2026 ongoing (Non-GAAP) earnings per share guidance following completion of the company’s concurrent public offerings of shares of the Company’s common stock and depositary shares representing a 1/20th interest in a share of 8.50% Series A Mandatory Convertible Preferred Stock.

	2026 Guidance (As Provided on January 28, 2026)		Offering Impact			2026 Guidance (Inclusive of Offering Impact)
Interest Expense*	~$	330M	(~$	37M	)	~$	293M
Weighted-Average Diluted Shares Outstanding		57.4M		13.9M			71.3M
Dividends Paid	~$	200M	~$	70M		~$	270M
Ongoing EPS(1)	~$	7.00	(~$	1.00)		~$	6.00

*	Interest Expense is pre-tax

(1)

Ongoing earnings per share is a non-GAAP measure. Please see below for a reconciliation of ongoing earnings per share to its most equivalent GAAP measure, net earnings (loss) per diluted share available to Whirlpool, for the 2026 fiscal year.

GAAP RECONCILIATION: FULL-YEAR 2026 OUTLOOK FOR ONGOING EPS

The earnings per diluted share GAAP measure and ongoing measure are presented net of tax, while each adjustment is presented on a pre-tax basis. Our anticipated full-year GAAP tax rate is approximately 25.0%. The aggregate income tax impact of the taxable components of each adjustment is presented in the income tax impact line item at our anticipated full-year adjusted tax (non-GAAP) rate of approximately 25.0%.

	Earnings per diluted share
Reported measure	~$	5.35
Restructuring Expense		~0.75
Total income tax impact		~(0.10)
Normalized tax rate adjustment		—

Ongoing measure	~$	6.00

Cautionary Statements Regarding Forward-looking Statements

Certain statements in this Current Report on Form 8-K relating to 2026 performance constitute “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current expectations regarding future events and speak only as of the date of this current report. Forward-looking statements involve significant risks and uncertainties, and should not be read as guarantees that the guidance will be achieved. Important factors that could cause actual results to differ materially from these expectations include the factors discussed under “Risk Factors” in Whirlpool Corporation’s periodic filings with the Securities and Exchange Commission. Although the forward-looking statements contained in this current report are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this current report and, except as expressly required by applicable law, Whirlpool Corporation assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

March 2, 2026	By:		/S/ ROXANNE L. WARNER
		Name:	Roxanne L. Warner
		Title:	Executive Vice President and Chief Financial Officer